Financial instruments and risk management	12 Months Ended
Dec. 31, 2019
Disclosure of detailed information about financial instruments [abstract]
Financial instruments and risk management

At 31 December 2019	Note	Total US$m	Amortised cost US$m	Fair value through other comprehensive income US$m	Fair value through profit and loss US$m
Financial assets
Cash and cash equivalents	21	8,027	2,707	—	5,320
Trade and other financial receivables(a)(b)	18	2,938	1,801	—	1,137
Equity shares and quoted funds	20	61	—	50	11
Other investments, including loans(c)	20	2,839	21	—	2,818
Derivatives related to net debt: designated as hedges(d)	20, 24	151	—	—	151
Derivatives and embedded derivatives not related to net debt: not designated as hedges(d)	20	149	—	—	149
Embedded derivatives not related to net debt: designated as hedges(d)	20	66	—	—	66
Loans to equity accounted units including quasi equity loans		152	152	—	—
Total financial assets		14,383	4,681	50	9,652

Financial liabilities
Trade and other financial payables(e)	25	(5,398)	(5,341)		(57)
Short-term borrowings and bank overdrafts	22	(1,022)	(1,022)		—
Medium-term and long-term borrowings	22	(13,093)	(13,093)		—
Derivatives related to net debt: designated as hedges(d)	22, 24	(298)	—		(298)
Derivatives and embedded derivatives not related to net debt: not designated as hedges(d)	22	(29)	—		(29)
Embedded derivatives not related to net debt: designated as hedges(d)	22	(24)	—		(24)
Other financial liabilities	22	(247)	(247)		—
Total financial liabilities		(20,111)	(19,703)		(408)

At 31 December 2018	Note	Total US$m	Amortised cost US$m	Fair value through other comprehensive income US$m	Fair value through profit and loss US$m
Financial assets
Cash and cash equivalents	21	10,773	2,779	—	7,994
Trade and other financial receivables(a)(b)	18	3,007	2,015	—	992
Equity shares and quoted funds	20	130	—	53	77
Other investments, including loans(c)	20	2,782	6	—	2,776
Derivatives related to net debt: designated as hedges(d)	20, 24	70	—	—	70
Derivatives and embedded derivatives not related to net debt: not designated as hedges(d)	20	432	—	—	432
Embedded derivatives not related to net debt: designated as hedges(d)	20	54	—	—	54
Loans to equity accounted units including quasi equity loans		167	167	—	—
Total financial assets		17,415	4,967	53	12,395

Financial liabilities
Trade and other financial payables(e)	25	(5,552)	(5,513)		(39)
Short-term borrowings and bank overdrafts	22	(312)	(312)		—
Medium-term and long-term borrowings	22	(12,440)	(12,440)		—
Derivatives related to net debt: designated as hedges(d)	22, 24	(358)	—		(358)
Derivatives and embedded derivatives not related to net debt: not designated as hedges(d)	22	(98)	—		(98)
Embedded derivatives not related to net debt: designated as hedges(d)	22	(46)	—		(46)
Other financial liabilities	22	(666)	(666)		—
Total financial liabilities		(19,472)	(18,931)		(541)

(a)
Trade and other financial receivables comprise trade receivables, other financial receivables, receivables relating to net investments in finance leases and amounts due from equity accounted units within note 18.

(b)	Provisionally priced receivables are fair valued.

(c)	Other investments, including loans, include US$2,584 million (2018: US$2,522 million) of highly liquid financial assets in managed investment funds classified as held for trading.

(d)	These financial assets and liabilities in aggregate agree to the total derivative financial instruments disclosed in notes 20 and 22.

(e)
Trade and other financial payables comprise trade payables, other financial payables, accruals and amounts due to equity accounted units within note 25. The trade and other payables held at fair value are valued using Level 2 inputs.

30 Financial instruments and risk management continued
A (b) Financial risk management
Objectives and policy
Our financial risk management objectives are:

–	to have in place a robust capital structure to manage the organisation through the commodity cycle; and

–	to allow our financial exposures to float with the market.
Any exceptions to these require formal approval by the board.
The Group operates a floating prices and rates policy for the management of our key economic exposure to commodity price, foreign exchange and interest rates risks. We do not seek to hedge this floating exposure and will re-float, where possible, any material price or rates that are fixed. Where this is impossible (or sub-optimal) any non-floating price risks are managed within defined market risk tolerances. Derivatives are used as and when required in order to manage our exposure in accordance with this underlying financial risk management principle.
In the paragraphs below, we summarise the risks that we are exposed to, and outline how our Treasury and Commercial teams manage these risks in accordance with agreed policies. These teams operate under a strong control environment, within approved limits. Our board reviews and approves limits at least annually.
(i) Capital and liquidity risk
Our overriding objective when managing capital and liquidity is to safeguard the business as a going concern. Capital is allocated in a consistent and disciplined manner, prioritising sustaining capital expenditure, followed by the ordinary dividend and then an iterative allocation between investing in compelling growth opportunities, maintaining balance sheet strength and delivering further returns to shareholders.
Our board and senior management regularly review the capital structure and liquidity of the Group. They take into account our strategic priorities, the economic and business conditions, and any identified investment opportunities, along with the expected returns to shareholders. We expect total cash returns to shareholders over the longer term to be in a range of 40–60% of underlying earnings in aggregate throughout the commodity cycle.
We consider various financial metrics when managing our risk, including net debt, gearing, the overall level of borrowings and their maturity profile, liquidity levels, total capital, future cash flows, EBITDA and interest cover ratios.
Our total capital as at 31 December was:

Total capital	Note	2019 US$m	2018 US$m
Equity attributable to owners of Rio Tinto (see Group balance sheet)		40,532	43,686
Equity attributable to non-controlling interests (see Group balance sheet)		4,710	6,137
Net debt/(cash)	24	3,651	(255)
Total capital		48,893	49,568

Our net debt increased to US$3.7 billion at 31 December 2019 from a net cash position of US$0.3 billion at 31 December 2018. This mainly reflects cash returns to shareholders during the year, capital expenditure and a non-cash increase of US$1.2 billion following the implementation of IFRS 16 "Leases" on 1 January 2019, partially offset by operating cash flows. At 31 December 2019 net gearing was 7% (2018: (1)%) and interest cover was 28 times (2018: 22 times).
We have access to various forms of financing including our US Shelf Programme, European Debt Issuance Programme, Commercial Paper and credit facilities. We did not issue any debt in 2019 or 2018 under these programmes.
In 2018, as part of our liability management programme, we redeemed bonds, issued by Rio Tinto Finance (USA) plc, Rio Tinto Finance plc and Rio Tinto Finance (USA) Limited, with a notional principal value of US$1.9 billion. We also closed out interest rate swaps, with the same notional value which were in a fair value hedge relationship with the bonds. The aggregate cash outflow on the bond redemptions amounted to US$2.0 billion before fees, including early redemption costs. The close out of the swaps generated a net cash outflow of US$51 million, including accrued interest of US$11 million. We did not buy back any bonds in 2019.
We have a US$1.9 billion facility, which we extended in 2019 to November 2022 and a US$5.6 billion facility, which includes a US$ denominated same day access swing-line facility. This also expires in November 2022. The funds available can be used for general corporate purposes. At 31 December 2019 the facilities were undrawn. Advances under these revolving facilities bear an interest rate per annum based on LIBOR (or EURIBOR, CDOR or BBSW in relation to any euro, Canadian dollar or Australian dollar loans respectively) plus a margin (which is dependent on our long-term credit rating as determined by Moody’s and Standard & Poor’s and the level of drawdown). The facility agreements contain no financial covenants.
Our credit ratings, as provided by Standard & Poor’s and Moody’s investor services, as at 31 December were:

	2019	2018
Long-term rating	A/A2	A/A3
Short-term rating	A-1/P-1	A-1/P-2
Outlook	Stable/Stable	Stable/Stable

Our unified credit status is maintained through cross guarantees, which mean the contractual obligations of Rio Tinto plc and Rio Tinto Limited are automatically guaranteed by the other.
In the table below, we summarise the maturity profile of our financial liabilities based on contractual undiscounted payments, which will therefore not necessarily agree with the amounts disclosed in the balance sheet.
Financial liability analysis

At 31 December 2019 (Outflows)/Inflows	Within 1 year or on demand US$m	Between 1 and 2 years US$m	Between 2 and 3 years US$m	Between 3 and 4 years US$m	Between 4 and 5 years US$m	After 5 years US$m	Total US$m
Non-derivative financial liabilities
Trade and other financial payables(a)	(4,841)	(45)	(12)	(14)	(15)	(380)	(5,307)
Expected lease liability payments(b)	(349)	(267)	(157)	(133)	(93)	(671)	(1,670)
Borrowings before swaps	(723)	(171)	(665)	(741)	(1,209)	(9,320)	(12,829)
Expected future interest payments(a)	(607)	(594)	(590)	(551)	(514)	(3,518)	(6,374)
Other financial liabilities	(247)	—	—	—	—	—	(247)
Derivative financial liabilities(c)
Derivatives related to net debt – net settled	(16)	(16)	(16)	9	(3)	3	(39)
Derivatives related to net debt – gross settled(a):
– gross inflows	495	40	40	40	507	788	1,910
– gross outflows	(588)	(53)	(53)	(53)	(599)	(977)	(2,323)
Derivatives not related to net debt – net settled	(31)	—	—	(2)	(4)	(23)	(60)
Derivatives not related to net debt – gross settled:
– gross inflows	699	—	—	—	—	—	699
– gross outflows	(703)	—	—	—	—	—	(703)
Total	(6,911)	(1,106)	(1,453)	(1,445)	(1,930)	(14,098)	(26,943)

At 31 December 2018 (Outflows)/Inflows	Within 1 year or on demand US$m	Between 1 and 2 years US$m	Between 2 and 3 years US$m	Between 3 and 4 years US$m	Between 4 and 5 years US$m	After 5 years US$m	Total US$m
Non-derivative financial liabilities
Trade and other financial payables	(5,129)	(423)	—	—	—	—	(5,552)
Borrowings before swaps	(312)	(562)	(166)	(660)	(741)	(10,476)	(12,917)
Expected future interest payments(a)	(651)	(653)	(636)	(630)	(586)	(4,082)	(7,238)
Other financial liabilities	(666)	—	—	—	—	—	(666)
Derivative financial liabilities(c)
Derivatives related to net debt – net settled	(36)	(36)	(36)	(36)	4	(8)	(148)
Derivatives related to net debt – gross settled(a):
– gross inflows	48	508	39	39	39	1,278	1,951
– gross outflows	(79)	(595)	(58)	(58)	(58)	(1,581)	(2,429)
Derivatives not related to net debt – net settled	(27)	(13)	(5)	(5)	(5)	(28)	(83)
Derivatives not related to net debt – gross settled:
– gross inflows	1,664	—	—	—	—	—	1,664
– gross outflows	(1,733)	—	—	—	—	—	(1,733)
Total	(6,921)	(1,774)	(862)	(1,350)	(1,347)	(14,897)	(27,151)

(a)
The interest payable at year end was removed from trade and other financial payables and is shown within expected future interest payments. Interest payments have been projected using interest rates applicable at the end of the applicable financial year. Where debt is subject to variable interest rates, future interest payments are subject to change in line with market rates.

(b)	In 2019 we have included expected future lease payments following adoption of IFRS 16 "Leases". Refer to note 45 for further information.

(c)	The maturity grouping is based on the earliest payment date.

Offsetting and enforceable master netting agreements
When we have a legally enforceable right to offset our financial assets and liabilities and an intention to settle on a net basis, or realise the asset and settle the liability simultaneously, we report the net amount in the consolidated balance sheet. During the year, there were no material amounts offset in the balance sheet, and no material enforceable master netting agreements were identified.
(ii) Commodity price risk
Our broad commodity base means our exposure to commodity prices is diversified. Our normal policy is to sell our products at prevailing market prices. Exceptions to this rule are subject to strict limits laid down by the board, and to defined market risk tolerances and internal controls.
We sell our products to customers under contracts which vary in tenure and pricing mechanisms, including some volumes sold in the spot market. Sales revenue may be subject to adjustment if product specifications do not conform to the terms specified in a sales contract.
Pricing for iron ore is on a range of terms, the majority being either monthly or quarterly average pricing mechanisms. We sell a smaller proportion of iron ore volumes on the spot market.
30 Financial instruments and risk management continued
(ii) Commodity price risk (continued)
We generally sell copper and aluminium under contracts which vary in tenure and pricing mechanisms, with some volumes sold in the spot market. The prices are determined by reference to prevailing market prices on terminal markets, such as the London Metal Exchange (LME) and the Commodities Exchange (COMEX) in New York. Prices fluctuate widely in response to changing levels of supply and demand but, in the long run, prices are related to the marginal cost of supply. Gold is also priced in an active market in which prices respond to daily changes in quantities offered and sought. Newly mined gold is only one source of supply; investment and disinvestment can be important elements of supply and demand.
At the date revenue is recognised, certain of our products are provisionally priced, based on the amount we expect to receive in the future. After initial recognition of revenue, we record any change in revenue relating to market prices separately in Other revenue (refer to note 3). Substantially all iron ore and aluminium sales are reflected at final prices at each reporting period. Final prices for copper concentrate, however, are normally determined between 30 and 180 days after delivery to our customer.
At 31 December 2019, we had 220 million pounds of copper sales (31 December 2018: 240 million pounds) that were provisionally priced at US 271 cents per pound (2018: US 277 cents per pound). The final price of these sales will be determined during the first half of 2020. A 10% change in the price of copper realised on the provisionally priced sales, all other factors held constant, would increase or reduce net earnings by US$38 million (2018: US$37 million).
For some products, particularly aluminium, we are also exposed to fluctuations in power prices.
Hedging strategy
We do not generally consider that using derivatives to fix commodity prices would provide a long-term benefit to our shareholders. However, for certain physical commodity transactions for which the price was fixed at the contract date, we enter into derivatives to achieve the prevailing market prices at the point of revenue recognition.
To mitigate our exposure to changes in the relationship between aluminium prices and power prices, we have a number of electricity purchase contracts which are directly linked to the daily official LME cash ask price for high grade aluminium (“LME price”) and to the US Midwest Transaction Premium (“Midwest premium”).
In 2018, on transition to IFRS 9, we elected to apply hedge accounting to two existing embedded derivatives within our power contracts. The embedded derivatives (notional aluminium forward sales) have been designated as the hedging instrument. The forecasted aluminium sales, priced using the LME price and the Midwest premium, represent the hedged item.
The hedging ratio is 1:1, as the quantity of sales designated as being hedged matches the notional amount of the hedging instrument. The hedging instrument’s notional amount, expressed in equivalent metric tonnes of aluminium, is derived from our expected electricity consumption under the power contracts as well as other relevant contract parameters.
When we designate such embedded derivatives as the hedging instrument in a cash flow hedge, we recognise the effective portion of the change in the fair value of the hedging instrument in other comprehensive income, and it is accumulated in the cash flow hedge reserve. The amount that is recognised in other comprehensive income is limited to the lesser of the cumulative change in the fair value of the hedging instrument and the cumulative change in the fair value of the hedged item, in absolute terms.
We recognise any ineffectiveness relating to the hedging relationship immediately in the income statement.
Sources of ineffectiveness include: differences in the timing of the cash flows between the hedged item and the hedging instrument, non-zero initial fair value of the hedging instrument, the existence of a cap on the Midwest premium in the hedging instrument and counterparty credit risk.
We held the following notional aluminium forward sales contracts embedded in the power contracts:

At 31 December 2019	Total	Within 1 year	Between 1 and 5 years	Between 5 and 10 years	After 10 years
Notional amount (in tonnes)	704,370	65,226	286,617	352,527	—
Notional amount (in US$ millions)	1,656	138	647	871	—
Average hedged rate (in US$ per tonne)	2,351	2,114	2,257	2,471	—

At 31 December 2018	Total	Within 1 year	Between 1 and 5 years	Between 5 and 10 years	After 10 years
Notional amount (in tonnes)	767,111	56,481	286,666	358,416	65,548
Notional amount (in US$ millions)	1,786	114	634	870	168
Average hedged rate (in US$ per tonne)	2,328	2,013	2,210	2,426	2,562

The impact on our financial statements of these hedging instruments and hedging items are:

	Aluminium embedded derivatives separated from the power contract (Hedging instrument)(a)			Highly probable forecast aluminium sales (Hedged item)
	Nominal US$m	Carrying amount US$m	Change in fair value in the period US$m	Cash flow hedge reserve(b) US$m	Change in fair value in the period US$m	Total hedging gain/(loss) recognised in reserves US$m	Hedge ineffective-ness in the period(c) US$m	Amount reclassified from reserves to income statement(d) US$m
2019	1,656	42	29	196	(50)	36	(7)	19
2018	1,786	8	205	179	(182)	181	24	2

(a)
Aluminium embedded derivatives (forward contracts and options) are contained within certain aluminium smelter electricity purchase contracts. US$66 million (2018: US$54 million) of the carrying value is shown within Other financial assets and US$24 million (2018: US$46 million) shown within other financial liabilities.

(b)	The difference between this amount and the total cash flow hedge reserve of the Group (shown in note 29) relates to our cash flow hedge on the sterling bond (refer to interest rate risk section).

(c)	Hedge ineffectiveness is included in net operating costs (raw material, consumables, repairs and maintenance) in the income statement.

(d)	On realisation of the hedge, realised amounts are reclassified from reserves to consolidated sales revenue in the income statement.

There was no cost of hedging recognised in 2019 or 2018 relating to this hedge relationship.
We set out details of our commodity derivatives that are not designated as hedges in section B.
Sensitivities
Our commodity derivatives are impacted by changes in market prices. The table below summarises the impact that changes in aluminium market prices have on aluminium forward and option contracts embedded in power supply agreements outstanding at 31 December 2019. Any change in price will result in an offsetting change in our future earnings.

	Change in market prices	2019 US$m	2018 US$m
Effect on net earnings	+10%	(28)	(102)
	(10)%	27	35
Effect on equity	+10%	(97)	(101)
	(10)%	101	103

We exclude our “own use contracts” from this sensitivity analysis as they are outside the scope of IFRS 9. Our business units continue to hold these types of contracts to satisfy their expected purchase, sale or usage requirements.
(iii) Credit risk
We are exposed to credit risk in our operating activities (primarily from customer receivables); and from our investing activities (primarily investments in separately managed funds). We are also exposed to credit risk arising from our deposits in treasury and liquidity funds, deposits with banks and financial institutions and from our interest rate and currency derivative contracts.
Credit risks related to receivables
Our Commercial team manages customer credit risk subject to our established policy, procedures and controls. The team establishes credit limits for all of our customers. Where customers are rated by an independent credit rating agency, these ratings are used to set credit limits. Where there are no independent credit ratings available, we assess the credit quality of the customer through a credit rating scorecard. The Commercial team monitor outstanding customer receivables regularly and highlight any credit concerns to senior management. Shipments to major customers are often covered by letters of credit or other forms of credit insurance.
At 31 December 2019, we had 78 customers (2018: 113 customers) owing more than US$5 million each and accounting for approximately 90% (2018: 84%) of all trade receivables. There were 22 customers (2018: 17 customers) owing more than US$20 million and accounting for approximately 55% (2018: 34%) of all trade receivables.
The expected credit loss on our trade receivable portfolio is insignificant (see note 18).
Credit risk related to financial instruments and cash deposits
Our Treasury team manages credit risk from investments in government securities (primarily US Government), corporate and asset-backed securities, reverse re-purchase agreements, money market funds, and balances with banks and financial institutions in accordance with a board-approved credit risk framework which sets the risk appetite. Our board reviews this annually. We make investments of surplus funds only with approved investment grade (BBB- and above) counterparties who have been assigned specific credit limits. The limits are set to minimise the concentration of credit risk and therefore mitigate the potential for financial loss through counterparty failure.

30 Financial instruments and risk management continued
The maximum credit risk exposure arising on our financial assets at the balance sheet date is as follows:

	Note	2019 US$m	2018 US$m
Cash and cash equivalents	21	8,027	10,773
Trade and other financial receivables	18	2,938	3,007
Investments	20	2,839	2,782
Derivative assets	20	366	556
Loans to equity accounted units		39	38
Total		14,209	17,156

(iv) Foreign exchange risk
The broad geographic spread of our sales and operations means that our earnings, cash flows and shareholders’ equity are influenced by a wide variety of currencies.
The majority of our sales are denominated in the US dollar.
Our operating costs are influenced by the currencies of those countries where our mines and processing plants are located, and by those currencies in which we buy imported equipment and services. The US dollar, the Australian dollar and the Canadian dollar are the most important currencies influencing our costs. In any particular year, currency fluctuations may have a significant impact on our financial results. A strengthening of the US dollar against the currencies in which our costs are partly denominated has a positive effect on our underlying earnings. However, a strengthening of the US dollar reduces the value of non-US dollar-denominated net assets, and therefore total equity.
Our external borrowings and cash are mainly denominated in US dollars, either directly or through the use of derivatives, as we consider the US dollar the most appropriate currency for financing our operations.
In most cases our debt and other financial assets and liabilities, including intragroup balances, is held in the functional currency of the relevant subsidiary. There are instances where these balances are held in currencies other than the functional currency of the relevant subsidiary. This means we recognise exchange gains and losses in our income statement (except where they can be taken to equity) as these balances are translated into the functional currency of the relevant subsidiary. Our income statement also includes exchange gains and losses arising on US dollar net debt and intragroup balances. On consolidation, these balances are retranslated to our US dollar presentation currency and there is a corresponding and offsetting exchange difference recognised directly in the currency translation reserve. There is no impact on total equity.
The table below summarises, by currency, our net debt, after taking into account relevant cross currency interest rate swaps and foreign exchange contracts:

Net (debt)/cash by currency	Total borrowings excluding overdrafts US$m	Lease liabilities US$m	Derivatives related to net debt US$m	Cash and cash equivalents US$m	Other investments US$m	Net (debt)/cash 2019 US$m	Net (debt)/ cash 2018 US$m
US dollar	(12,233)	(503)	(147)	7,456	2,584	(2,843)	464
Australian dollar	(382)	(349)	—	170	—	(561)	(255)
Euro	(4)	(23)	—	37	—	10	(22)
South African rand	—	(2)	—	173	—	171	95
Canadian dollar	(185)	(154)	—	17	—	(322)	(134)
Other	(2)	(278)	—	174	—	(106)	107
Total	(12,806)	(1,309)	(147)	8,027	2,584	(3,651)	255

Hedging strategy
Under normal market conditions, we do not consider that active currency hedging of transactions would provide long-term benefits to shareholders. We review our exposure on a regular basis and will undertake hedging if deemed appropriate. We may deem currency protection measures appropriate in specific commercial circumstances. Capital expenditures and other significant financial items such as acquisitions, disposals, tax and dividend cash flows may be economically hedged subject to strict limits laid down by the board. Details of the cross-currency interest rate swaps and the currency forward contracts used to manage our currency risk exposures at 31 December 2019 are in section B.
Sensitivities
The table below shows the estimated retranslation effect on financial assets and financial liabilities, including intragroup balances, of a 10% strengthening in the closing exchange rate of the US dollar against significant currencies. We deem 10% to be the annual exchange rate movement that is reasonably probable (on an annual basis over the long run) for any of our significant currencies and therefore an appropriate representation.
We calculate sensitivities in relation to the functional currencies of our individual entities. We translate the impact of these on net earnings and underlying earnings into US dollars at the exchange rates on which the sensitivities are based. The impact to net earnings associated with a 10% weakening of a particular currency, shown below, is broadly offset within equity through movements in the currency translation reserve and therefore generally has no impact on our net assets. The impact is expressed in terms of the effect on net earnings, underlying earnings, and equity, assuming that each exchange rate moves in isolation. The sensitivities are based on financial assets and financial liabilities held at 31 December 2019, where balances are not denominated in the functional currency of the subsidiary or joint operation, and exclude financial assets and liabilities held by equity accounted units. These balances will not remain constant throughout 2020, and therefore the following information should be used with care.
At 31 December 2019
Gains/(losses) associated with 10% strengthening of the US dollar

Currency exposure	Closing exchange rate US cents	Effect on net earnings US$m	Of which amount impacting underlying earnings U$m	Impact directly on equity US$m
Australian dollar	70	453	(4)	(1,002)
Canadian dollar	77	(143)	7	—
Euro	112	178	4	—

At 31 December 2018
Gains/(losses) associated with 10% strengthening of the US dollar

Currency exposure	Closing exchange rate US cents	Effect on net earnings US$m	Of which amount impacting underlying earnings US$m	Impact directly on equity US$m
Australian dollar	70	346	1	(993)
Canadian dollar	73	(82)	7	—
Euro	114	202	5	—

(v) Interest rate risk
Our interest rate management policy is generally to borrow and invest at floating interest rates. This approach is based on the historically lower cost of borrowing at floating rates, and the historical correlation between interest rates and commodity prices. It does mean, however, that movements in market interest rates impact our earnings. In certain circumstances, we may elect to maintain a higher proportion of fixed-rate funding.
Hedging strategy
Because we aim to borrow and invest at floating interest rates, we enter into interest rate swaps and review these positions on a regular basis. During 2019, we entered into new swaps to convert the remaining US$75 million of the Rio Tinto Finance (USA) Limited Bonds (7.125% maturing in 2028) to floating interest rates and to swap US$100 million Alcan debentures (7.250% maturing in 2028) to floating interest rates.
At 31 December 2019, US$4.5 billion (2018: US$4.3 billion) US dollar notional fixed-rate US dollar borrowings continue to be swapped to floating US dollar rates and €818 million (2018: €818 million) euro notional fixed-rate borrowings continue to be fully swapped to floating US dollar interest rates at an effective exchange rate of 1.3105. These swaps are in fair value hedge relationships.
Since 2012, we have also held cross-currency interest rate swaps to convert the principal and annual interest coupons, of the Rio Tinto Finance plc £500m Sterling Bond to a US dollar notional with fixed US dollar annual interest coupons. We applied cash flow hedge accounting to this relationship to limit our US dollar cash flow exposure on the principal and interest payments. The hedge was fully effective in the 2019 and 2018 financial years as the notional amount, maturity, payment and reset dates match.

						2019		2018
Nominal amount of the bond		Nominal amount of the hedging instrument		Maturity	Effective exchange rate	Loss in fair value of the hedging instrument US$m	Gain in fair value of the hedged item US$m	Loss in fair value of the hedging instrument US$m	Gain in fair value of the hedged item US$m
£500	million	US$807	million	November 2029	1.6132	(24)	24	(25)	25
In 2019, we decided to further swap the resulting fixed US dollar annual interest coupon payments to floating rates. Fair value hedge accounting has been applied to this relationship in addition to the pre-existing cash flow hedge.
30 Financial instruments and risk management continued
The effective interest rate of our borrowings, impacted by swaps, are summarised below. All nominal values are fully hedged unless otherwise stated:

Borrowings in a hedge relationship	Nominal value US$m	Weighted average interest rate after swaps	Swap maturity	Carrying Value 2019 US$m	Carrying Value 2018 US$m
Rio Tinto Finance plc Euro Bonds 2.0% due 2020	526	3 month LIBOR +1.35%	2020	455	468
Rio Tinto Finance plc Euro Bonds 2.875% due 2024	546	3 month LIBOR +1.64%	2024	508	514
Rio Tinto Finance (USA) Limited Bonds 3.75% 2025	1200	3 month LIBOR +1.39%	2025	1,229	1,170
Rio Tinto Finance (USA) Limited Bonds 7.125% 2028(a)	750	3 month LIBOR +3.27%	2028	958	927
Alcan Inc. Debentures 7.25% due 2028(b)	100	3 month LIBOR +5.43%	2024	104	104
Rio Tinto Finance plc Sterling Bonds 4.0% due 2029(b)	807	3 month LIBOR +2.65%	2024	647	633
Rio Tinto Finance (USA) Limited Bonds 5.2% 2040	1150	3 month LIBOR +3.79%	2022	1,137	1,095
Rio Tinto Finance (USA) plc Bonds 4.75% 2042	500	3 month LIBOR +3.42%	2023	483	462
Rio Tinto Finance (USA) plc Bonds 4.125% 2042	750	3 month LIBOR +2.83%	2023	716	685

(a)
In 2018 US$675 million US dollar notional of this bond was swapped to floating rates. The weighted average interest rate after swaps relating to the swapped portion of this bond was 3 month LIBOR +3.02%

(b)	In 2019 we entered into new swaps to convert these bonds from having fixed interest rate terms in 2018 (as stated in note 22) to floating rates in the current period.

The fair value of interest rate and cross currency interest rate swaps at 31 December 2019 was US$151 million (2018: US$70 million) asset and US$298 million (2018: US$358 million) liability, respectively. These are included within “Other financial assets” and “Other financial liabilities” in the balance sheet.
The main sources of ineffectiveness of the fair value hedges include changes in the timing of the cash flows of the hedging instrument compared to the underlying hedged item, and changes in the credit risk of parties to the hedging relationships. Refer to note 8 for the changes in fair value of the bonds and the swaps as well as the ineffectiveness recognised in the period. For the year ended 31 December 2019, we adopted "Amendments to IFRS 9, IAS 39 and IFRS 7 - Interest rate benchmark reform". This has allowed us temporary relief from applying specific hedge accounting requirements to our hedging arrangements directly impacted by reform of the London Interbank Offered Rate (LIBOR). Refer to note 45.
Taking into account the interest and currency interest rate swaps and the implementation of IFRS 16 “Leases”, at 31 December 2019, US$10.8 billion (2018: US$10.2 billion) of our adjusted gross borrowings were at floating rates. This has resulted in a floating to fixed debt ratio of 76% floating to 24% fixed (2018: 79% floating to 21% fixed). Our weighted average debt maturity was approximately 10 years (2018: 11 years) based on current interest rates and the carrying value of gross borrowings at the year end.
Sensitivities
Based on our floating rate financial instruments outstanding at 31 December 2019, the effect on our net earnings of a 100 basis point increase in US dollar LIBOR interest rates, with all other variables held constant, would be an expense of US$20 million (2018: income of US$8 million), reflecting the net debt position in 2019 versus the net cash position in 2018. We have an exposure to interest rate volatility within shareholders’ equity arising from fair value movements on derivatives in the cash flow hedge reserve. These derivatives have an underlying exposure to sterling and US dollars. With all factors remaining constant, and based on the composition of derivatives impacting the cash flow reserve at 31 December 2019, the sensitivity of a 100 basis point increase in interest rates in each of the currencies in isolation would impact equity, before tax, by a charge of US$68 million (2018: US$69 million charge) for sterling and a credit of US$78 million (2018: US$78 million credit) for US dollars. A 100 basis point decrease would have broadly the same impact in the opposite direction. These balances will not remain constant throughout 2020, and therefore this information should be used with care.

B Derivative financial instruments
In the table below we summarise our derivatives, including embedded derivatives, as at 31 December.

	Total fair value
	2019		2018
	Asset US$m	Liability US$m	Asset US$m	Liability US$m
Derivatives designated as hedges
Interest rate swaps(a)	151	(38)	70	(137)
Cross-currency interest rate swaps(b)	—	(260)	—	(221)
Aluminium embedded derivatives(c)	66	(24)	54	(46)
Total derivatives designated as hedges	217	(322)	124	(404)

Derivatives not designated as hedges
Currency forward contracts and swaps	13	(5)	—	(68)
Aluminium embedded derivatives(c)	96	—	346	—
Other embedded derivatives	14	—	6	—
Other commodity contracts(d)	26	(24)	80	(30)
Total derivatives not designated as hedges	149	(29)	432	(98)
Total derivative instruments	366	(351)	556	(502)

Analysed by maturity:
Less than 1 year	58	(103)	88	(95)
Between 1 and 5 years	96	(86)	153	(205)
More than 5 years	212	(162)	315	(202)
Total	366	(351)	556	(502)
Total net derivative instruments	15		54

Reconciliation to balance sheet	Note	2019 US$m	2018 US$m
Non-current assets	20	308	468
Current assets	20	58	88
Current liabilities	22	(103)	(95)
Non-current liabilities	22	(248)	(407)
Total net derivative instruments		15	54

(a)	The interest rate swaps are used to convert certain fixed rate borrowings to a floating rate.

(b)	The cross-currency interest rate swaps are used to convert non-US dollar denominated borrowings to either fixed or floating US dollar borrowings.

(c)
Aluminium embedded derivatives (forward contracts and options) are contained within certain aluminium smelter electricity purchase contracts. These contracts reduce our margin exposure to movements in the aluminium price.

(d)
Other commodity derivatives mainly relate to forward contracts which we have entered into to swap some of our fixed priced product sales to prevailing market prices at the point of revenue recognition. None of these derivatives is in a hedge relationship.

C Fair values
The following table shows the carrying amounts and fair values of all of our financial instruments which are not carried at an amount which approximates their fair value at 31 December 2019 and 31 December 2018. The fair values of our cash equivalents, loans to equity-accounted units and other financial liabilities approximate their carrying values because of their short maturity, or because they carry floating rates of interest.

		31 December 2019(a)		31 December 2018
	Note	Carrying value US$m	Fair value US$m	Carrying value US$m	Fair value US$m
Short-term borrowings	22	(720)	(720)	(312)	(312)
Medium-term and long-term borrowings	22	(12,086)	(13,958)	(12,440)	(13,554)

(a)	The carrying value and fair value at 31 December 2019 excludes lease liabilities. This reflects the amendments made to IFRS 7 upon implementation of IFRS 16.

Total borrowings with a carrying value of US$7.7 billion (2018: US$7.5 billion) relate to listed bonds with a fair value of US$9.1 billion (2018: US$8.3 billion) and are categorised as level 1 in the fair value hierarchy.
Long-term borrowings with a carrying value of US$4.2 billion (2018: US$4.2 billion) relate to project finance drawn down by Oyu Tolgoi, with a fair value of US$4.7 billion (2018: US$4.6 billion) and are categorised as level 3 in the fair value hierarchy. We have calculated the fair value of these borrowings using level 3 valuation inputs including market yield over the pre-completion period, the variability of which we consider a reasonable indicator of fair value movements on amounts outstanding under the project finance facility. Post-completion, we estimate the fair value with reference to the annual interest rate on each tranche of the facility, and after considering factors that could indicate a change in the credit assessment of Oyu Tolgoi LLC as a counterparty to project finance. These factors include in-country risk relating to the Oyu Tolgoi project, and the assumed date of transition from pre-completion to post-completion. The transition from pre-completion to post-completion is determined by a set of tests for both completion of physical infrastructure and the ability to extract and process ore of defined grades over a defined period. Note 31 describes Rio Tinto's guarantee arrangements with respect to these project finance borrowings.
30 Financial instruments and risk management continued
Our remaining borrowings have a fair value measured by discounting estimated cash flows with an applicable market-quoted yield, and we categorise them as level 2 in the fair value hierarchy.
C (a) Valuation hierarchy
The tables below show the financial instruments by valuation method at 31 December 2019 and 31 December 2018.

			Held at fair value
At 31 December 2019	Note	Total US$m	Level 1(a) US$m	Level 2(b) US$m	Level 3(c) US$m	Held at amortised cost US$m
Assets
Cash and cash equivalents(d)		8,027	5,320	—	—	2,707
Investments in equity shares and funds		61	26	—	35	—
Other investments, including loans(e)	20	2,839	2,607	—	211	21
Trade and other financial receivables(f)	18	2,938	15	1,122	—	1,801

Derivatives (net)
Forward contracts and option contracts: designated as hedges(g) (Section B)		42	—	—	42	—
Forward contracts and option contracts, not designated as hedges(g) (Section B)		120	—	25	95	—
Derivatives related to net debt(h) (Section B)		(147)	—	(147)	—	—

Liabilities
Trade and other financial payables	25	(5,398)	—	(57)	—	(5,341)
Total		8,482	7,968	943	383	(812)

			Held at fair value
At 31 December 2018	Note	Total US$m	Level 1(a) US$m	Level 2(b) US$m	Level 3(c) US$m	Held at amortised costs US$m
Assets
Cash and cash equivalents(d)		10,773	7,994	—	—	2,779
Investments in equity shares and funds		130	92	—	38	—
Other investments, including loans(e)	20	2,782	2,544	—	232	6
Trade and other financial receivables(f)	18	3,007	20	972	—	2,015
		16,692	10,650	972	270	4,800
Derivatives (net)
Forward contracts and option contracts: designated as hedges(g) (Section B)		8	—	—	8	—
Forward contracts and option contracts, not designated as hedges(g) (Section B)		334	—	(25)	359	—
Derivatives related to net debt(h) (Section B)		(288)	—	(288)	—	—

Liabilities
Trade and other financial payables	25	(5,552)	—	(39)	—	(5,513)
Total		11,194	10,650	620	637	(713)

(a)	Valuation is based on unadjusted quoted prices in active markets for identical financial instruments. This category includes listed equity shares and other quoted funds.

(b)
Valuation is based either on inputs which include quoted prices for similar instruments or identical instruments in markets which are not considered to be active, or on inputs, which are directly or indirectly based on observable market data.

(c)	Valuation is based on inputs that are not based on observable market data (unobservable inputs).

(d)	Cash and cash equivalents include money market funds which are treated as fair value through profit or loss (FVPL) with the fair value movements going into finance income.

(e)
Other investments, including loans, comprise: cash deposits in rehabilitation funds, government bonds, managed investment funds and royalty receivables. The royalty receivables are valued based on future expected output as well as future expected commodity prices.

(f)
Trade receivables include provisionally priced receivables relating to sales contracts where the selling price is determined after delivery to the customer, based on the market price at the relevant quotation point stipulated in the contract. Revenue is recognised on provisionally priced sales based on the forward selling price for the period stipulated in the contract. Provisionally priced receivables at 31 December 2019 were US$1,040 million and were held at fair value (31 December 2018: US$889 million).

(g)
Level 3 derivatives consist of derivatives embedded in electricity purchase contracts linked to the LME with terms expiring between 2025 and 2030 (2018: 2025 and 2030). The embedded derivatives are measured using discounted cash flows and option model valuation techniques.

(h)
Interest rate and currency interest rate swaps are valued using applicable market-quoted swap yield curves adjusted for relevant basis and credit default spreads. Currency interest rate swap valuations also use market-quoted foreign exchange rates. A discounted cash flow approach is applied to the cash flows derived from the inputs to determine fair value.

There were no transfers between level 1 and level 2, or between level 2 and level 3 in the year ended 31 December 2019 or in the year ended 31 December 2018.

C (b) Level 3 financial assets and financial liabilities
The table below shows the reconciliation of our level 3 financial assets and financial liabilities.

	2019 Level 3 financial assets and financial liabilities US$m	2018 Level 3 financial assets and financial liabilities US$m
Opening balance	637	(7)
Adjustment from transition to IFRS 9	—	19
Currency translation adjustments	(1)	(23)
Total realised (losses)/gains included in:
– net operating costs	(7)	9
Total unrealised (losses)/gains included in:
– net operating costs	(254)	375
Total unrealised gains transferred into other comprehensive income through cash flow hedges	28	181
Additions	1	67
Disposals/maturity of financial instruments	(21)	(6)
Transfers	—	22
Closing balance	383	637
Total (losses)/gains for the year included in the income statement for assets and liabilities held at year end	(263)	346

Sensitivity analysis in respect of level 3 derivatives
To value the long-term aluminium embedded derivatives, which had a fair value of US$120 million at 31 December 2019 (2018: US$338 million), we use unobservable inputs when the term of the derivative extends beyond observable market prices. In 2019, changing the level 3 inputs to reasonably possible alternative assumptions does not change the fair value significantly, taking into account the expected remaining term of contracts. In 2018 our most significant assumption involved flat lining aluminium prices beyond the market forward curve and increasing the price by expected inflation up to the date of expiry of each contract (market prices used in 2018:US$2,426 per metric tonne in 2029 to US$2,507 in 2030). The effect of a 10% increase in this pricing assumption was a US$22 million decrease in carrying value. A 10% decrease in long-term metal pricing assumptions resulted in a US$14 million increase in carrying value.
We also have royalty receivables, with a carrying value of US$124 million (2018: US$158 million), arising from the sale of our coal assets in prior periods. These are classified as 'Other investments, including loans' within the balance sheet. The fair values are determined using level 3 unobservable inputs.
The main unobservable input is the long-term coal price used over the life of the royalty receivable. A 15% increase in the coal spot price would result in a US$214 million increase (2018: US$181 million increase) in the carrying value. A 15% decrease in the coal spot price would result in a US$57 million decrease (2018: US$95 million decrease) in the carrying value. We have used a 15% assumption to calculate our exposure as it represents the annual coal price movement that we deem to be reasonably probable (on an annual basis over the long run).